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N-CSR EXHIBIT FOR ITEM 10(c): SECTION 906 CERTIFICATIONS          EX.99.906 CERT

                        CERTIFICATIONS UNDER SECTION 906
                        --------------------------------
                        OF THE SARBANES-OXLEY ACT OF 2002

Daniel F. Byrne, President/Principal Executive Officer, and David W. Schutt, Treasurer/Principal Financial and Accounting Officer, of M Fund, Inc. (the "Registrant"), each certify that:

1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date:  March 3, 2004    /S/ Daniel F. Byrne
       --------------   --------------------------------------------------------
                        Daniel F. Byrne, President/Principal Executive Officer
                        [Signature]



Date:  March 3, 2004    /S/ David W. Schutt
       --------------   --------------------------------------------------------
                        David W. Schutt,
                        Treasurer/Principal Financial and Accounting Officer
                        [Signature]


This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Cat of 1940, amended, and 18 U.S.C Section 1350 and is not being filed as part of the Form N-CSR with the Commission.